UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        --------------------------------
                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 21, 2008
                                  ------------

                FIRST FEDERAL OF NORTHERN MICHIGAN BANCORP, INC.
             (Exact name of Registrant as specified in its charter)

      Maryland                        0-31957                 38-0135202
      ---------                       -------                 ----------
 (State or Other Jurisdiction       (Commission              (I.R.S. Employer
      of Incorporation)              File Number)            Identification No.)

                   100 S. Second Ave., Alpena, Michigan 49707
                   ------------------------------------------
                    (Address of principal executive offices)
                                 (989) 356-9041
                                 --------------
               Registrant's telephone number, including area code

                                 Not Applicable
                                 --------------
          (Former Name or former address, if changed since last report)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

First Federal of Northern Michigan Bancorp, Inc. (the "Company") announced at its Annual Meeting of Stockholders on May 21, 2008 that Martin A. Thomson retired as Chief Executive Officer of the Company and of the Company's principal operating subsidiary, First Federal of Northern Michigan (the "Bank"). Mr. Thomson had served as Chief Executive Officer since 2001. The Company also announced that Mr. Thomson, a member of the Board of Directors, was appointed as Chairman of the Board of Directors of the Company and of the Bank. James C. Rapin, who has served as Chairman of the Board since March 2002, retired as Chairman but remained on the Board of Directors of each entity.

In conjunction with Mr. Thomson's retirement, the Board of Directors appointed Michael W. Mahler, currently President of the Company and of the Bank, to the additional post of Chief Executive Officer. All of the management changes were effective on May 21, 2008.

Biographical data with respect to Mr. Mahler was included in the Company's annual meeting proxy statement, which was filed at the Securities and Exchange Commission on April 22, 2008. There were no transactions described in Item 404
(a) of Regulation S-K to which Mr. Mahler and the Company were a party.


Item 9.01. Financial Statements and Exhibits.

     (a) Financial Statements of Businesses Acquired: None

     (b) Pro Forma Financial Information: None

     (c) Shell company transactions: None

     (d) Exhibits: None

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         FIRST FEDERAL OF NORTHERN MICHIGAN
                                         BANCORP, INC.


Date: May 23, 2008                  By:  /s/ Michael W. Mahler
      ------------                       --------------------------------------
                                         Michael W. Mahler
                                         President and Chief Executive Officer
                                         (Duly Authorized Representative)